UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549-1004

                    ---------------------------------

                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        NOVEMBER 5, 1999

                         CBS CORPORATION
                       -------------------
                  (Exact name of registrant as
                    specified in its charter)


      Pennsylvania                  1-977          25-0877540
---------------------------        -----------    ----------
(State or other jurisdiction    (Commission     (IRS Employer
  of incorporation)              File Number)  Identification
Number)



     51 West 52nd Street, New York, NY                 10019
    --------------------------------------------------------
    (Address of principal executive offices)      (Zip Code)


                         (212) 975-4321
                        ----------------
      (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

     On November 5, 1999 the Registrant issued a press release announcing that it has reset the record date for determining the stockholders entitled to vote at the Special Meeting of Stockholders to approve the merger with Viacom Inc., from November 12, 1999 to November 17, 1999. A date for the CBS
Special Meeting has not yet been set.





Item 7.   Financial Statements, Pro Forma Financial Information
          ------------------------------------------------------
          and Exhibits
          -------------

(c)  Exhibits

Exhibit   Description
--------  --------------

99.1 Press Release announcing that CBS has reset its Record Date for the Viacom Merger Vote.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CBS CORPORATION
                              (Registrant)




                              By:  /s/ Angeline C. Straka
                                 -------------------------------
                                 Angeline C. Straka
                                 Vice President, Secretary and
                                 Deputy General Counsel



Date:  November 5, 1999

                          EXHIBIT INDEX
                        -----------------




Exhibit   Description
--------  --------------

99.1 Press Release announcing that CBS has reset its Record Date for the Viacom Merger Vote.